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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

Huntsman International Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88057	87-0630359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On July 29, 2003, Huntsman International Holdings LLC together with certain affiliated companies issued a press release announcing their results for the three months ended June 30, 2003. The press release is furnished herewith as Exhibit 99.1.

        Huntsman International Holdings LLC will hold a conference call on Wednesday, July 30 at 11:00 a.m. EDT.

Call-in number for U.S. participants:	(888) 423-3268
Call-in number for international participants:	(612) 332-1213

        The conference call will be replayed beginning Wednesday, July 30 at 6:00 p.m. EDT and ending Wednesday, August 6 at 2:00 a.m. EDT.

Call-in numbers for the replay:	Within the U.S.: International:	(800) 475-6701 (320) 365-3844
Access code for replay:		693479

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC
By:	/s/ J. KIMO ESPLIN J. Kimo Esplin Executive Vice President and Chief Financial Officer

Dated: July 29, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated July 29, 2003.

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SIGNATURES
INDEX TO EXHIBITS